 CUSIP No. 048556104                  13-G                   Page 10 of 13 Pages


                            EXHIBIT 1 TO SCHEDULE 13G
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                                MARCH 12, 2001
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                    MORGAN STANLEY DEAN WITTER & CO., MORGAN STANLEY DEAN WITTER

                    INVESTMENT  MANAGEMENT  INC. , MORGAN  STANLEY  DEAN  WITTER

                    INSTITUTIONAL  FUND, INC. - U.S. REAL ESTATE PORTFOLIO,  VAN

                    KAMPEN ASSET MANAGEMENT LIFE INVESTMENT TRUST and VAN KAMPEN

                    ASSET   MANAGEMENT   INC.   hereby   agree   that,    unless

                    differentiated, this Schedule 13G is filed on behalf of each of the parties.


            MORGAN STANLEY DEAN WITTER & CO.

            BY: /s/ Dennine Bullard
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            Dennine Bullard / Vice President, Morgan Stanley & Co. Incorporated

            MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

            BY: /s/ Donald P. Ryan
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            Donald P. Ryan / Principal, Morgan Stanley Dean Witter Investment
                             Management Inc.

            MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC. - U.S. REAL ESTATE PORTFOLIO

            BY: /s/ Harold J. Schaaff, Jr.
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            Harold J. Schaaff Jr./President, Morgan Stanley Dean Witter
                                  Institutional Fund, Inc.

            VAN KAMPEN ASSET MANAGEMENT LIFE INVESTMENT TRUST - REAL ESTATE SECURITIES FUND

            BY: /s/ Richard Powers III
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            Richard Powers III / President, Van Kampen Asset Management Life
                               Investment Trust



* Attention. Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).